Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

24.Subsequent Events

As of December 31, 2011, the M/V Friendly Seas (the “Vessel”) was chartered to Deiulemar Compagnia di Navigazione SpA, (the “Charterer”) at a gross daily rate of $33,750 and a remaining minimum duration of 27 months. The Charterer failed to provide payment due since January 5, 2012 and provide the Vessel with voyage instructions and as a result, in January 2012, the Company provided written notice to the Charterer regarding the termination of the respective charter agreement and took delivery of the vessel.

On February 6, 2012, the Company entered into a new time charter agreement for its Vessel with Western Bulk Carriers AS for a period of 18 to 24 months at a gross daily rate of $10,700.